UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2012

PROSPECT GLOBAL RESOURCES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54438	26-3024783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1621 18th Street
Suite 260 South
Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 990-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02              Entry into a Material Definitive Agreement.

As previously reported by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 4, 2012, on May 30, 2012, we entered into an agreement with The Karlsson Group, Inc. whereby Prospect will acquire the 50% of American West Potash LLC that it does not currently own.  This Current Report on Form 8-K/A amends the original report to provide the unaudited pro forma consolidated financial statements of the Company for the year ended March 31, 2012.

Item 9.01              Financial Statements and Exhibits.

(b) Pro forma financial information.

Exhibit No.	Identification of Exhibits
99.1	Pro Forma Consolidated Financial Statements for the year ended March 31, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT GLOBAL RESOURCES INC.

	By:	/s/ Wayne Rich
Date: July 17, 2012		Chief Financial Officer